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                                                             EXHIBIT 1.14

                               AMENDMENT NO. 9 TO
                    AMENDED AND RESTATED DECLARATION OF TRUST
                                       OF
                         NICHOLAS-APPLEGATE MUTUAL FUNDS


          THIS AMENDMENT NO. 9 TO THE AMENDED AND RESTATED DECLARATION OF TRUST OF NICHOLAS-APPLEGATE MUTUAL FUNDS is made as of the 23rd day of February, 1996 by the undersigned, constituting a majority of the Trustees of the Trust.

          WHEREAS, the Amended and Restated Declaration of Trust of the Trust adopted as of December 17, 1992, as heretofore amended, designated certain series of Interests of the Trust; and

          WHEREAS, the undersigned wish to designate the Value Institutional Portfolio as a new series of the Trust;

          NOW THEREFORE, the Board of Trustees hereby amends the first sentence of Section 8.8 of the Amended and Restated Declaration of Trust of the Trust to read in full as follows:

          "Without limiting the authority of the Trustees set forth in this Section 8.8 to establish and designate any further series, the Trustees hereby establish and designate forty-nine series, as follows:

     Nicholas-Applegate Core Growth Portfolio A
     Nicholas-Applegate Core Growth Portfolio B
     Nicholas-Applegate Core Growth Portfolio C
     Nicholas-Applegate Core Growth Institutional Portfolio Nicholas-Applegate Core Growth Qualified Portfolio Nicholas-Applegate Government Income Portfolio A Nicholas-Applegate Government Income Portfolio B Nicholas-Applegate Government Income Portfolio C Nicholas-Applegate Government Income Institutional Portfolio Nicholas-Applegate Government Income Qualified Portfolio Nicholas-Applegate Income & Growth Portfolio A Nicholas-Applegate Income & Growth Portfolio B Nicholas-Applegate Income & Growth Portfolio C Nicholas-Applegate Income & Growth Institutional Portfolio Nicholas-Applegate Income & Growth Qualified Portfolio Nicholas-Applegate Balanced Growth Portfolio A Nicholas-Applegate Balanced Growth Portfolio B


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     Nicholas-Applegate Balanced Growth Portfolio C
     Nicholas-Applegate Balanced Growth Institutional Portfolio
     Nicholas-Applegate Balanced Growth Qualified Portfolio
     Nicholas-Applegate Worldwide Growth Portfolio A
     Nicholas-Applegate Worldwide Growth Portfolio B
     Nicholas-Applegate Worldwide Growth Portfolio C
     Nicholas-Applegate Worldwide Growth Institutional Portfolio
     Nicholas-Applegate Worldwide Growth Qualified Portfolio
     Nicholas-Applegate Emerging Growth Portfolio A
     Nicholas-Applegate Emerging Growth Portfolio B
     Nicholas-Applegate Emerging Growth Portfolio C
     Nicholas-Applegate Emerging Growth Institutional Portfolio
     Nicholas-Applegate Emerging Growth Qualified Portfolio
     Nicholas-Applegate International Growth Portfolio A
     Nicholas-Applegate International Growth Portfolio B
     Nicholas-Applegate International Growth Portfolio C
     Nicholas-Applegate International Growth Institutional Portfolio Nicholas-Applegate International Growth Qualified Portfolio
     Nicholas-Applegate Money Market Portfolio
     Nicholas-Applegate Money Market Institutional Portfolio
     Nicholas-Applegate Emerging Countries Portfolio A
     Nicholas-Applegate Emerging Countries Portfolio B
     Nicholas-Applegate Emerging Countries Portfolio C
     Nicholas-Applegate Emerging Countries Institutional Portfolio Nicholas-Applegate Emerging Countries Qualified Portfolio
     Nicholas-Applegate Global Growth & Income Portfolio A
     Nicholas-Applegate Global Growth & Income Portfolio B
     Nicholas-Applegate Global Growth & Income Portfolio C
     Nicholas-Applegate Global Growth & Income Institutional Portfolio Nicholas-Applegate Global Growth & Income Qualified
          Portfolio
     Nicholas-Applegate Short-Intermediate Institutional Fixed Income
          Portfolio
     Nicholas-Applegate Fully Discretionary Institutional Fixed Income Portfolio Nicholas-Applegate Mini-Cap Growth Institutional Portfolio
     Nicholas-Applegate Value Institutional Portfolio

          IN WITNESS WHEREOF, the undersigned have caused these presents to be executed as of the day and year first above written.


_________________________            ________________________________
Arthur E. Nicholas                   Fred C. Applegate


_____________________________        ____________________________
Arthur B. Laffer                     Charles E. Young


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